Rule 497(e)

File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Hedged TSLA Strategy ETF

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 27, 2023

March 31, 2023

As described in detail in the Fund’s prospectus, the Fund seeks to participate in the price return of TSLA, subject to a limit on the potential upside offered by the Fund that represents the maximum percentage return an investor can achieve from an investment in the Fund on a quarterly basis. The current period ended March 31, 2023, and the next quarterly period begins on April 1, 2023 and will end on June 30, 2023.

Notwithstanding anything contained in the Fund’s prospectus, the disclosure set forth in the second paragraph of the “Additional Information About the Fund’s Principal Investment Strategies—Investor Suitability Considerations” is deleted in its entirety and replaced with the below:

“An investor in the Fund should note that the potential upside offered by the Fund by virtue of the Options Portfolio is limited, and such limit may vary widely from quarter to quarter. The Fund currently expects that this upside performance will be limited to 10.14% in the current period prior to taking in to account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, this upside performance will be limited to 9.94%. The maximum upside performance will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The limits to the upside performance of TSLA are dependent upon prevailing market conditions at the time the Fund enters into the option contracts and could fluctuate from one period to the next. There is no guarantee that the Fund, in the future will provide the opportunity for upside participation to the price exposure of TSLA at this percentage, and the limit on upside participation to the price exposure of TSLA could be significantly less than this percentage and, under certain market conditions, could be zero. Following the close of business on the day the Fund’s option contracts expire, the Fund will file a prospectus supplement that discloses the Fund’s upside potential limit (both gross and net of the unitary management fee) for the next quarter. This information is available, as well as additional information regarding the Fund’s relative position to the upside potential limit, of an investment on a daily basis, is available on the Fund’s website, www.innovatoretfs.com/tslh.”

Please Keep This Supplement With Your Prospectus For Future Reference